UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2021

Oaktree Acquisition Corp. II

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39526	98-1551592
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue

28th Floor

Los Angeles, CA 90071

(Address of Principal Executive Offices, and Zip Code)

(213) 830-6300

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	OACB.U	New York Stock Exchange
Class A ordinary shares included as part of the units	OACB	New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	OACB WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Business Combination Agreement

On December 7, 2021, Oaktree Acquisition Corp. II, a Cayman Islands exempted company (“OACB”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among OACB, Alvotech Holdings S.A., a public limited liability company (société anonyme) incorporated and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 9, rue de Bitbourg, L-1273 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Company Register (Registre de Commerce et des Sociétés, Luxembourg) under number B229193 (“Alvotech”) and Alvotech Lux Holdings S.A.S., a simplified joint stock company (société par actions simplifiée) incorporated and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 9, rue de Bitbourg, L-1273 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Company Register (Registre de Commerce et des Sociétés, Luxembourg) under number B258884 (“TopCo”).

The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of both OACB and Alvotech and the sole chairman (president) of TopCo.

The Business Combination

The Business Combination Agreement provides for, among other things, the following transactions on the closing date: (a) at the First Merger Effective Time (as defined in the Business Combination Agreement), OACB will merge with and into TopCo, whereby (i) all of the outstanding OACB Class A ordinary shares, par value $0.0001 per share (the “OACB Class A Ordinary Shares”) and OACB Class B ordinary shares, par value $0.0001 (the “OACB Class B Ordinary Shares”, and together with the OACB Class A Ordinary Shares, the “OACB Ordinary Shares”) will be exchanged for ordinary shares of TopCo (the “TopCo Ordinary Shares”) and (ii) all of the outstanding warrants of OACB included in the units sold in OACB’s initial public offering and all of the outstanding warrants of OACB purchased in a private placement in connection with OACB’s initial public offering (the “OACB Warrants”) will be converted into warrants of TopCo with substantially the same terms as the OACB Warrants (the “TopCo Warrants”), with TopCo as the surviving company in the merger (the “First Merger”); (b) immediately after the effectiveness of the First Merger, TopCo will redeem and cancel the shares held by the initial sole shareholder of TopCo pursuant to a share capital reduction of TopCo (the “Redemption”); (c) immediately after the effectiveness of the First Merger and the Redemption, the legal form of TopCo shall be changed from a simplified joint stock company (société par actions simplifiée) to a public limited liability company (société anonyme) under Luxembourg law (the “Conversion”); and (d) immediately following the effectiveness of the Conversion and the PIPE Financing (as defined in the below), Alvotech will merge with and into TopCo, whereby all outstanding class A ordinary shares and class B ordinary shares of Alvotech (collectively, the “Alvotech Shares”) will be exchanged for an aggregate of 218,930,000 TopCo Ordinary Shares at a deemed price of $10.00 per share (38,330,000 which will be subject to certain transfer restrictions, vesting and buyback conditions), with TopCo as the surviving company in the merger (the “Second Merger” and, together with the First Merger, the “Mergers”).

The Mergers and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”.

The Business Combination is expected to close in the first half of 2022, following the receipt of the required approval by OACB’s shareholders and the fulfillment of other customary closing conditions.

Business Combination Consideration

In accordance with the terms and subject to the conditions of the Business Combination Agreement, (i) at the First Merger Effective Time, each OACB Ordinary Share issued and outstanding as of immediately prior to the First Merger Effective Time (other than OACB Class A Ordinary Shares validly submitted for redemption pursuant to OACB’s second amended and restated memorandum and articles of association and shares held by OACB as treasury stock (which treasury shares will be cancelled for no consideration as part of the Mergers)) will be canceled and extinguished and exchanged for one TopCo Ordinary Share, (ii) at the Second Merger Effective Date, all outstanding Alvotech Shares will be exchanged for TopCo Ordinary Shares (38,330,000 which will be subject to certain transfer restrictions, vesting and buyback conditions), pursuant to a share capital increase of TopCo, and (iii) each OACB Warrant that is outstanding immediately prior to the First Merger Effective Time will cease to represent a right to acquire OACB Ordinary Shares and will automatically represent, immediately following the First Merger Effective Time, a right to acquire one TopCo Ordinary Share on the same contractual terms and conditions as were in effect immediately prior to the First Merger Effective Time.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type. TopCo has also agreed to take all actions within its power as may be necessary or appropriate such that, effective immediately after the closing of the Business Combination, the TopCo board of directors shall consist of up to nine directors, with one director being designated by OACB and the remaining directors being designated by TopCo. In addition, TopCo has agreed to adopt a post-closing equity incentive plan, as described in the Business Combination Agreement.

Conditions to Each Party’s Obligations

The obligation of OACB and Alvotech to consummate the Business Combination is subject to certain closing conditions, including, but not limited to, (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the absence of any order, law or other legal restraint or prohibition issued by any court of competent jurisdiction or other governmental entity of competent jurisdiction enjoining or prohibiting the consummation of the Merger, (iii) the effectiveness of the Registration Statement on Form F-4 (the “Registration Statement”) in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), registering the TopCo Ordinary Shares to be issued in the Business Combination, (iv) the required approvals of OACB’s shareholders, (v) the required approvals of Alvotech’s shareholders, (iv) OACB having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) remaining immediately after the closing of the Business Combination, (vii) the approval by the Nasdaq Stock Market and Nasdaq First North Growth Market of TopCo’s initial listing application in connection with the Business Combination and (viii) the aggregate cash proceeds from OACB’s trust account, together with the proceeds from the PIPE Financing, being no less than $300,000,000 (after deducting any amounts paid to OACB shareholders that exercise their redemption rights in connection with the Business Combination) (the “Minimum Cash Condition”).

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the closing of the Business Combination, including (i) by either party, if the closing of the Business Combination has not occurred by June 7, 2022, unless the breach of any covenants or obligations under the Business Combination Agreement by the party seeking to terminate shall have proximately caused the failure to consummate the transactions contemplated by the Business Combination Agreement on or before such date, (ii) by either party, if OACB’s shareholders do not approve the Business Combination at a meeting of OACB’s shareholders and (iii) by OACB, subject to a cure right in favor of the Company, if there has been any action (but not, solely, inaction) or communication by or from the Food and Drug Administration or any comparable Governmental Entity (as defined in the Business Combination Agreement) with respect to the Company and its subsidiaries or their respective products or businesses (including their respective contract manufacturing organizations or contract testing laboratories) that would reasonably be expected to prevent achievement in all material respects by the Company and its subsidiaries of the 2025 estimated revenue set out in the Financial Guidance Summary included in the presentation provided to investors in connection with the PIPE Financing (as defined below). If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement, except in the case of willful or material breach or actual fraud.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that these schedules contain information that is material to an investment decision.

Sponsor Letter Agreement

Concurrent with the execution of the Business Combination Agreement, Oaktree Acquisition Holdings II, L.P., a Cayman Islands exempted company (“OACB Sponsor”), OACB and TopCo entered into a sponsor letter agreement (the “Sponsor Letter Agreement”). Pursuant to the Sponsor Letter Agreement, OACB Sponsor (i) agreed to vote its OACB Ordinary Shares in favor of the Business Combination Agreement, the Business Combination, and any other matter reasonably necessary to consummate the transactions contemplated by the Business Combination Agreement, (ii) agreed not to transfer or pledge any of its OACB Ordinary Shares after the execution of the Business Combination Agreement and prior to the closing of the Business Combination, (iii) waived its rights of appraisal, any dissenters’ rights and any similar rights relating to the transactions contemplated by the Business Combination Agreement that it may have by virtue of, or with respect to, any outstanding OACB ordinary shares owned thereby and (iv) agreed to subject 1,250,000 of its OACB Ordinary Shares held as of immediately prior to the First Merger Effective Time, which will have been exchanged for TopCo Ordinary Shares, to certain transfer restrictions, vesting and buyback conditions.

A copy of the Sponsor Letter Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Sponsor Letter Agreement is qualified in its entirety by reference thereto.

Support Agreements

Concurrent with the execution of the Business Combination Agreement, certain Alvotech shareholders entered into support agreements (collectively, the “Support Agreements”) with OACB and Alvotech, pursuant to which such shareholders of Alvotech have agreed to, among other things, (i) support and vote in favor of the Business Combination Agreement, the Business Combination, and any other matter reasonably necessary to consummate the transactions contemplated by the Business Combination Agreement, (ii) waived any rights of appraisal, any dissenters’ rights and any similar rights relating to the transactions contemplated by the Business Combination Agreement that they may have by virtue of, or with respect to, any outstanding Alvotech Shares owned thereby and (iii) certain customary restrictive covenants.

A copy of the form of Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Support Agreements is qualified in its entirety by reference thereto.

PIPE Financing

Concurrently with the execution of the Business Combination Agreement, OACB and TopCo entered into subscription agreements with certain U.S.-based institutional and accredited investors (each a “U.S. Subscription Agreement”) and non-U.S. persons (as defined in Regulation S under the Securities Act) (each a “Foreign Subscription Agreement” and, together with the U.S. Subscription Agreements, the “Subscription Agreements”), pursuant to which such investors agreed to subscribe for and purchase, and TopCo agreed to issue and sell to such investors in private placements, prior to and substantially concurrently with the closing of the Business Combination, an aggregate of 15,330,000 TopCo Ordinary Shares at a purchase price of $10.00 per share, for aggregate gross proceeds of $153,300,000 (the “PIPE Financing”). The Subscription Agreements contain substantially the same terms, except that the Foreign Subscription Agreement the investors thereto agreed to subscribe for TopCo Ordinary Shares at a price that is net of a 3.5% placement fee with the expectation that such investors will assign their rights to purchase the TopCo Ordinary Shares to other investors prior to the consummation of the Business Combination, however, there is no guarantee or obligation that such investors will assign such TopCo Ordinary Shares.

The closing of the PIPE Financing is subject to customary conditions for a financing of this nature, including the substantially concurrent consummation of the Business Combination. The Subscription Agreements provide that TopCo will grant the investors in the PIPE Financing certain customary registration rights with respect to their TopCo Ordinary Shares following the closing of the Business Combination.

Copies of the forms of Subscription Agreements are filed with this Current Report on Form 8-K as Exhibits 10.3 and 10.4 and are incorporated herein by reference, and the foregoing description of the Subscription Agreements is qualified in its entirety by reference thereto.

Additional PIPE Financing

Pursuant to the Business Combination Agreement, within 24-hours after the deadline for redemptions of OACB Class A Ordinary Shares, existing Alvotech shareholders may subscribe for TopCo Ordinary Shares on terms and conditions substantially the same as the Subscription Agreements, including the $10.00 per share price; provided, that the subscription amount under such additional financing, shall not exceed, in the aggregate, the amount required to ensure that the Minimum Cash Condition is satisfied.

Investor Rights and Lock-Up Agreement

In connection with the consummation of the Business Combination, TopCo will enter into an investor rights and lock-up agreement (the “IRA”) with the OACB Sponsor and certain Alvotech shareholders. Pursuant to the IRA, TopCo Ordinary Shares may not be transferred (subject to certain exceptions) until: (i) with respect to the TopCo Ordinary Shares held by the OACB Sponsor after the closing of the Business Combination, 365 days after the closing of the Business Combination, subject to earlier release if the TopCo Ordinary Shares trade at or above a volume weighted average price of $12.00 for ten (10) trading days during any twenty (20) trading day period commencing at least 180 days following the closing of the Business Combination; (ii) with respect to the TopCo Ordinary Shares held by TopCo’s chairman of the board of directors (the “Chairman Shares”), (x) 180 days following the closing of the Business Combination, with respect to one-third of the Chairman Shares, (y) 365 days following the closing of the Business Combination, with respect to one-third of the Chairman Shares (with earlier release if the TopCo Ordinary Shares trade at or above a volume weighted average price of $12.00 for ten (10) trading days during any twenty (20) trading day period commencing at least 180 days following the closing of the Business Combination), and (z) 545 days following the closing of the Business Combination, with respect to the remaining one-third of the Chairman Shares; and (iii) with respect to the TopCo Ordinary Shares held by the other investors party to the IRA, 180 days after the closing of the Business Combination. Additionally, pursuant to the IRA, the OACB Warrants held by the OACB Sponsor may not be transferred for a period of 30 days following the closing of the Business Combination. The transfer restrictions do not apply to shares acquired in the PIPE Financing or any other pre-closing of the Business Combination equity financing of TopCo.

The IRA also provides that TopCo will file a registration statement to register the resale of the TopCo Ordinary Shares held by the parties to the IRA within 30 days after the closing of the Business Combination. The IRA also provides the parties with certain “demand” and “piggy-back” registration rights, subject to customary requirements and conditions.

The foregoing description of the IRA does not purport to be complete and is qualified in its entirety by the terms and conditions of the IRA, a form of which is attached as Exhibit A to the Business Combination Agreement.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the PIPE Financing is incorporated by reference herein. The TopCo Ordinary Shares to be offered and sold in connection with the PIPE Financing have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01.	Regulation FD Disclosure.

On December 7, 2021, OACB and Alvotech issued a press release announcing their entry into the Business Combination Agreement and the PIPE Financing. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibits 99.2 and 99.3 hereto and incorporated into this Item 7.01 by reference is the investor presentation that OACB and Alvotech have prepared for use in connection with the PIPE Financing and the announcement of the Business Combination and the transcript of the investor presentation.

Furnished as Exhibit 99.4 hereto and incorporated into this Item 7.01 is certain supplemental unaudited financial information of Alvotech.

The historical supplemental unaudited financial information regarding Alvotech contained in this Current Report on Form 8-K has been taken from or prepared based on historical financial information of Alvotech. These historical financial statements have not been audited. An audit of Alvotech’s consolidated financial statements in accordance with the requirements of the Public Company Accounting Oversight Board (“PCAOB”) is in process and such financial statements will be included in the registration statement/proxy statement related to the Business Combination. Accordingly, the historical financial information included herein should be considered preliminary and subject to adjustment in connection with the completion of the PCAOB audit. Alvotech’s results and financial condition as reflected in the financial statements included in the registration statement/proxy statement to be filed by TopCo may be adjusted or presented differently from the historical financial information included herein, and the differences could be material.

The foregoing (including Exhibits 99.1, 99.2, 99.3 and 99.4) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information

In connection with the proposed Business Combination, OACB and Alvotech intend to file with the SEC a Registration Statement on Form F-4 containing a preliminary proxy statement of OACB and a preliminary prospectus of TopCo, and after the Registration Statement is declared effective, OACB will mail a definitive proxy statement/prospectus related to the proposed Business Combination to its shareholders. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. OACB’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Alvotech, OACB and the proposed Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of OACB as of a record date to be established for voting on the proposed Business Combination. Shareholders of OACB will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a written request to: OACB, 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071.

Participants in the Solicitation

OACB and TopCo and its directors and executive officers may be deemed participants in the solicitation of proxies from OACB’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in OACB is contained in OACB’s annual report on Form 10-K/A for the fiscal year ended December 31, 2020 (as amended May 19, 2021), which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a written request to OACB, 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available.

Alvotech and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of OACB in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K may be considered “forward-looking statements.” Forward-looking statements generally relate to future events or OACB’s or Alvotech’s future financial operating performance. For example, the Alvotech’s expectations regarding future growth, results of operations, performance, future capital and other expenditures including the development of critical infrastructure for the global healthcare markets, competitive advantages, business prospects and opportunities including pipeline product development, future plans and intentions, results, level of activities, performance, goals or achievements or other future events In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by OACB and its management, and Alvotech and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond OACB’s and Alvotech’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against OACB, the combined company or others following this announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of OACB, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Alvotech as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Alvotech or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) Alvotech’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in OACB’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020 (as amended May 19, 2021) or in other documents filed by OACB with the SEC. There may be additional risks that neither OACB nor Alvotech presently know or that OACB and Alvotech currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither OACB nor Alvotech undertakes any duty to update these forward-looking statements or to inform the recipient of any matters of which any of them becomes aware of which may affect any matter referred to in this Current Report on Form 8-K. Alvotech and OACB disclaim any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from this Current Report on Form 8-K and such liability is expressly disclaimed. The recipient agrees that it shall not seek to sue or otherwise hold Alvotech, OACB or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives liable in any respect for the provision of this Current Report on Form 8-K, the information contained in this Current Report on Form 8-K, or the omission of any information from this Current Report on Form 8-K.

No Offer

This communication is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1†	Business Combination Agreement, dated as of December 7, 2021, by and among OACB, Alvotech and TopCo

10.1	Sponsor Letter Agreement, dated as of December 7, 2021, by and among OACB, OACB Sponsor and TopCo

10.2	Form of Support Agreement

10.3	Form of U.S. Subscription Agreement

10.4	Form of Foreign Subscription Agreement

99.1	Press Release, dated December 7, 2021

99.2	Investor Presentation, dated December 2021

99.3	Transcript of Investor Presentation

99.4	Alvotech Supplemental Unaudited Financial Information

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE ACQUISITION CORP. II

Date: December 7, 2021	By:	/s/ Zaid Pardesi
Name: Zaid Pardesi
Title: Chief Financial Officer and Head of M&A